IN THE UNITED STATES BANKRUPTCY COURT

                                      FOR THE DISTRICT OF DELAWARE

- - - - - - - - - - - - - - - - - - - - - - x
                                            :
In re:                                      :    Chapter 11
                                            :
POLAROID CORPORATION,                       :    Case No. 01-10864 (PJW)
         et al.,                            :
                                            :    Jointly Administered
                        Debtors.            :
                                            :
- - - - - - - - - - - - - - - - - - - - - -    x

             NOTICE OF FILING OF MONTHLY OPERATING REPORTS FOR
           PERIOD FROM NOVEMBER 4, 2002 THROUGH DECEMBER 1, 2002


       PLEASE TAKE NOTICE that on December 30, 2002, the debtors and debtors-in-possession in the above-captioned cases filed with the United

States Bankruptcy Court for the District of Delaware the Monthly Operating

Reports of Polaroid Corporation, et al., for the period from November 4,

2002 through December 1, 2002, attached hereto as Exhibit A (the "Monthly

Operating Reports").


       PLEASE TAKE FURTHER NOTICE that contemporaneously herewith, copies of the

Monthly Operating Reports were served on the parties set forth on Exhibit B attached hereto in the manner indicated thereon.

Dated:  Wilmington, Delaware
        December 30, 2002



                                    /s/Mark L. Desgrosseilliers
                                    ________________________________________
                                    Gregg M. Galardi (I.D. No. 2991)
                                    Mark L. Desgrosseilliers (I.D. No. 4083)
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                      & FLOM LLP
                                    One Rodney Square
                                    P.O. Box 636
                                    Wilmington, Delaware  19899-0636
                                    (302) 651-3000

                                        - and -

                                    Eric W. Kaup
                                    SKADDEN, ARPS, SLATE, MEAGHER
                                        & FLOM (ILLINOIS)
                                    333 West Wacker Drive
                                    Chicago, Illinois 60606
                                    (312) 407-0700

                                    Attorneys for Debtors and
                                      Debtors-in-Possession

                                  EXHIBIT A

                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR PERIOD ENDED December 1, 2002



Debtors Names:                                         Case Number:

Polaroid Corporation                                   01-10864
Inner City, Inc.                                       01-10865
Polaroid Asia Pacific Limited                          01-10866
Polaroid Latin America Corp.                           01-10867
Polaroid Digital Solutions, Inc.                       01-10868
Polaroid Eyewear, Inc.                                 01-10869
Polaroid ID Systems, Inc.                              01-10870
Polaroid Malaysia Limited                              01-10871
PRD Capital, Inc.                                      01-10872
PRD Investment, Inc.                                   01-10874
International Polaroid Corporation                     01-10875
Mag-Media Ltd.                                         01-10876
PMC, Inc.                                              01-10877
Polaroid Asia Pacific International, Inc.              01-10878
Polaroid Dry Imaging, LLC                              01-10879
Polaroid Eyewear FarEast, Inc.                         01-10881
Polaroid Memorial Drive, LLC                           01-10882
Sub Debt Partners Corp.                                01-10883
Polaroid Online Services, Inc.                         01-10884
Polaroid Partners, Inc.                                01-10885
Polint, Inc.                                           01-10886



As President of Primary PDC, Inc. (formerly Polaroid Corporation), I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

     Balance Sheet
     Statement of Cash Receipts and Cash Disbursements
     Statement of Postpetition Taxes


along with the debtor questionnaire and that this information has been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors' financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all post-petition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (See Exhibit A for information on payments of professional fees paid in November 2002.)

Primary PDC, Inc. (formerly Polaroid Corporation) under my direction and supervision prepared the attached monthly report. Primary PDC, Inc. (formerly Polaroid Corporation) verifies that to the best of its knowledge, the information provided herein is true and correct. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.




Dated:   December 23, 2002                         __________________________
                                                   Debtor in Possession

                                                   Title: President

                                                   Phone Number: (781) 386-2000

                             POLAROID CORPORATION
                             DEBTOR QUESTIONNAIRE
                                 November 2002

--------------------------------------------------------------------------------
Must be completed each month                                 Yes            No
--------------------------------------------------------------------------------

1.   Have any assets been sold or transferred outside                       No
     the normal course of business this reporting period? If yes, provide an explanation below.

2.   Have any funds been disbursed from any account                         No
     other than a debtor in possession account this reporting period? If yes, provide an explanation below.

     Note: All cash disbursements for the month of November 2002 were made in the Polaroid Corporation
     (renamed Primary PDC, Inc.) entity. No other cash disbursements were made in November 2002 by the other Debtor companies.

3.   Have all postpetition tax returns been timely           Yes (A)
     filed? If no, provide an explanation below.

     (A) As previously reported in the December 2001 report to the Bankruptcy Court, Primary PDC, Inc.
     (formerly Polaroid Corporation), with the approval of the Court, sold its large government identification business assets to Digimarc
     Corporation ("Digimarc"). In three states where the assets that were sold are located, Primary
     PDC, Inc. could be subject to a sales tax on the net book value of the assets. Digimarc has stated that they have applied to these three states to be a reseller of ID assets to a wholly owned LLC. If so, the three states would issue a resale certificate to Digimarc and they would send a copy of this certificate to Primary PDC, Inc. who would not have to pay a sales tax on the sale.

     As of the date of this report, Primary PDC, Inc.
     has not received any resale certificates from Digimarc. However, Digimarc has applied for them. Primary PDC, Inc. has filed the state sales tax returns for the period in question without remitting sales tax to the three states.
     Primary PDC, Inc. expects that this issue will be resolved shortly. If the states in question deny resale status to Digimarc, Primary PDC, Inc. would owe the three states approximately
     $600,000 plus interest. Although Primary PDC,
     Inc. believes such an outcome would be unlikely, Primary PDC, Inc. has sufficient cash to cover any adverse conclusion on this matter.

4.   Are workers compensation, general liability and         Yes
     other necessary insurance coverages in effect?
     If no, provide an explanation below.

                                                                    Exhibit A

                                                POLAROID CORPORATION
                                          PROFESSIONAL FEE PAYMENT SUMMARY


PROFESSIONAL VENDOR                                      Nov, 2001    Dec, 2001    Jan, 2002   Feb, 2002    Mar, 2002   Apr, 2002
-------------------                                      ---------    ---------    ---------   ---------    ---------   ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                                             $965,791
Zolfo Cooper, LLC                                                                              340,166       225,000      304,000
KPMG LLP
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                                         335,796
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                             19,500                               85,611        25,000       30,000
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                                                               264,468
Young Conaway Stargatt & Taylor LLP
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.                                         351,399                    130,000
Groom Law Group
McShane                                                                                                                     9,666
Greenberg Traurig LLP
Buck Consultants
Wind Down Associates, LLC

                                                        ---------------------------------------------------------------------------
        TOTAL PROFESSIONAL VENDOR                         $19,500          $0           $0    $777,176     $1,551,587    $738,134
                                                        ---------------------------------------------------------------------------


                                                        ---------------------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                      $0          $0       $8,400          $0             $0          $0
                                                        ---------------------------------------------------------------------------

                                                        ---------------------------------------------------------------------------
        TOTAL ALL PROFESSIONALS                           $19,500          $0       $8,400    $777,176     $1,551,587    $738,134
                                                        ===========================================================================

[TABLE CONTINUED]

PROFESSIONAL VENDOR                                      May, 2002      June, 2002     July, 2002   August, 2002     Sept, 2002
-------------------                                      ---------      ----------     ----------   ------------     ----------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                                          $552,209     $1,049,686
Zolfo Cooper, LLC                                          286,000         547,000        256,834        263,542        231,683
KPMG LLP                                                   320,269          14,953                        86,663
Bingham Dana LLP
Dresdner Kleinwort Wasserstein, Inc.                                                      711,204
Miller, Buckfire, Lewis
Donlin, Recano & Company, Inc.                              55,000          98,000                       118,285         24,558
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                                324,000        214,532        111,431        387,916
Young Conaway Stargatt & Taylor LLP                                                             0
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.     125,000         130,000        378,601
Groom Law Group                                                            200,000                                       27,510
McShane                                                     20,479                                         4,966          2,989
Greenberg Traurig LLP
Buck Consultants                                                                                                         13,884
Wind Down Associates, LLC

                                                        -------------------------------------------------------------------------
      TOTAL PROFESSIONAL VENDOR                           $806,748      $1,313,953     $2,113,380     $1,634,573       $688,540
                                                        -------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                  $12,768              $0             $0        $40,906        $91,785
                                                        -------------------------------------------------------------------------

                                                        -------------------------------------------------------------------------
      TOTAL ALL PROFESSIONALS                             $819,516      $1,313,953     $2,113,380     $1,675,479       $780,325
                                                        =========================================================================


[TABLE CONTINUED]
PROFESSIONAL VENDOR                                            Oct, 2002      Nov, 2002
-------------------                                            ---------      ---------
Skadden, Arps, Slate, Meagher & Flom (Illinois)                $1,795,123      $357,703
Zolfo Cooper, LLC                                                 502,971       192,769
KPMG LLP                                                          225,536
Bingham Dana LLP                                                   11,629
Dresdner Kleinwort Wasserstein, Inc.
Miller, Buckfire, Lewis                                           481,767
Donlin, Recano & Company, Inc.                                     16,904        44,587
Akin, Gump, Strauss, Hauer & Feld, L..L..P.                       416,558       140,135
Young Conaway Stargatt & Taylor LLP                                54,253
Houlihan Lokey Howard & Zukin Financial Advisors, Inc.            233,343
Groom Law Group                                                    63,644
McShane                                                            12,296
Greenberg Traurig LLP
Buck Consultants                                                   41,136         3,312
Wind Down Associates, LLC

                                                          ------------------------------
      TOTAL PROFESSIONAL VENDOR                                $3,855,160      $738,506
                                                          ------------------------------

                                                          ------------------------------
TOTAL ORDINARY COURSE PROFESSIONAL VENDOR                         $81,133       $16,407
                                                          ------------------------------

                                                          ------------------------------
      TOTAL ALL PROFESSIONALS                                  $3,936,293      $754,913
                                                          ==============================

                                                      Polaroid Corporation
                                          Statement of Cash Receipts and Disbursements
                                              Period November 4 - December 1, 2002
                                                         (in U.S. $'s)



                                                              Beginning
                                                                 Book                           Transfers
Account Name                                  Account #        Balance           Receipts       In/ (Out)
------------                                  ---------        -------           --------       ---------
Bank of New York                              6903534891/    $8,407,570.34
                                              76001691637
Cash Receipts:

Account transfer

Tax/escrow refunds                                                            $1,572,208.00

Interest                                                                          $6,502.55

Other recoveries

Cash Disbursements:

Professional fee payments
(See Exhibit A)

Management and transitional services

Other payments made pursuant to
 an order of the Court

All other costs
                                                             -------------     -------------   -------------

Account subtotal at 12/01/02                                 $8,407,570.34     $1,578,710.55          $0.00


JP Morgan Chase Tax Escrow Account            507-895053     $4,023,884.12

Cash Receipts:

Interest                                                                          $2,751.68

Cash Disbursements:

Account transfer

Tax payments
                                                             -------------     -------------   -------------


Account subtotal at 12/01/02                                 $4,023,884.12        $2,751.68           $0.00



                                                             -------------     -------------   -------------

Balance at December 1, 2002                                 $12,431,454.46     $1,581,462.23          $0.00
                                                            ==============     =============   =============



[TABLE CONTINUED]

                                                                 Ending
                                                                  Book        Reconciling         Bank
Account Name                                Disbursements        Balance         Items          Balance
------------                                -------------        -------         -----          -------

Bank of New York

Cash Receipts:
--------------

Account transfer

Tax/escrow refunds

Interest

Other recoveries

Cash Disbursements:
-------------------

Professional fee payments
(See Exhibit A)                               $754,913.17

Management and transitional services          $125,364.96

Other payments made pursuant to
 an order of the Court

All other costs                                $34,704.12
     1                                       --------------    --------------  ------------   --------------

Account subtotal at 12/01/02                  $914,982.25     $9,071,298.64   $204,184.14     $9,275,482.78


JP Morgan Chase Tax Escrow Account

Cash Receipts:
--------------
Interest

Cash Disbursements:
-------------------
Account transfer

Tax payments
                                            --------------    --------------  ------------   --------------

Account subtotal at 12/01/02                        $0.00     $4,026,635.80         $0.00     $4,026,635.80

                                            --------------    --------------  ------------   --------------

Balance at December 1, 2002                   $914,982.25     $13,097,934.44  $204,184.14    $13,302,118.58
                                            ==============    ==============  ============   ==============

CONSOLIDATED POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of December 1, 2002
(in U.S. $'s)


ASSETS
------
TOTAL CASH                                                                                    13,097,935

NET RECEIVABLES - THIRD PARTY                                                                    280,213
NET RECEIVABLES - INTERCOMPANY                                                                         -
NET INVENTORIES                                                                                        -
TOTAL PREPAID EXPENSES                                                                                 -

                                                                                  -----------------------
TOTAL CURRENT ASSETS                                                                          13,378,148
                                                                                  -----------------------

NET FIXED ASSETS                                                                                       -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                                                                -
OTHER NONCURRENT ASSETS                                                                          462,226

TOTAL NON-CURRENT ASSETS                                                                         462,226

                                                                                  -----------------------
TOTAL ASSETS                                                                                  13,840,374
                                                                                  =======================
LIABILITIES
-----------
POST-PETITION NOTES                                                                                    -
POST-PETITION PAYABLES - THIRD PARTY                                                           1,100,260
POST-PETITION PAYABLES - INTERCOMPANY                                                                  -
TOTAL POST-PETITION ACCRUALS                                                                     795,478

                                                                                  -----------------------
TOTAL POST-PETITION CURRENT LIABILITIES                                                        1,895,738

TOTAL POST-PETITION NON-CURRENT LIABILITI                                                              -

TOTAL PREPETITION  LIABILITIES                                                               860,978,847

                                                                                  -----------------------
TOTAL LIABILITIES                                                                            862,874,585

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                                                      (849,034,211)

                                                                                  -----------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                                                        13,840,374
                                                                                  =======================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Statement of Financial Position
As of December 1, 2002
(in U.S. $'s)


                                                          Polaroid      Polaroid Latin  Polaroid Asia   Inner City,     Polaroid
                                                         Corporation    America Corp.   Pacific Ltd.      Inc.        Eyewear, Inc.
                                                         -----------    -------------   ------------      ----        -------------
ASSETS
------
TOTAL CASH                                                13,097,934              -           -             -              -

NET RECEIVABLES - THIRD PARTY                                280,213              -           -             -              -
NET RECEIVABLES - INTERCOMPANY                                     -              -           -             -              -
NET INVENTORIES                                                    -              -           -             -              -
TOTAL PREPAID EXPENSES                                             -              -           -             -              -

                                                       ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                      13,378,148              -           -             -              -
                                                       ---------------------------------------------------------------------------

NET FIXED ASSETS                                                   -              -           -             -              -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                   78,611,939              -           -             -              -
OTHER NONCURRENT ASSETS                                      462,226              -           -             -              -

TOTAL NON-CURRENT ASSETS                                  79,074,165              -           -             -              -

                                                       ---------------------------------------------------------------------------
TOTAL ASSETS                                              92,452,313              -           -             -              -
                                                       ===========================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                                -              -           -             -              -
POST-PETITION PAYABLES - THIRD PARTY                       1,100,260              -           -             -              -
POST-PETITION PAYABLES - INTERCOMPANY                              -              -           -             -              -
TOTAL POST-PETITION ACCRUALS                                 795,478              -           -             -              -

                                                       ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    1,895,738              -           -             -              -

TOTAL POST-PETITION NON-CURRENT LIABILITI                          -              -           -             -              -

TOTAL PREPETITION  LIABILITIES                           859,600,046        202,165      64,705        77,106              -
                                                       ---------------------------------------------------------------------------
TOTAL LIABILITIES                                        861,495,784        202,165      64,705        77,106              -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                  (769,043,471)      (202,165)    (64,705)      (77,106)             -
                                                       ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                    92,452,313              0           -             -              -
                                                       ===========================================================================

[TABLE CONTINUED]
                                                      Polaroid
                                                      Digital         Polaroid       Polaroid     Sub Debt     PRD          PRD
                                                      Solutions,     ID Systems,    Malaysia,    Partners     Investment,  Capital,
                                                        Inc.            Inc.           Ltd.         Corp.      Inc.         Inc
                                                      ---------      ---------      ---------    ---------    ---------   -------
ASSETS
------
TOTAL CASH                                                 -           -             -             -             -         -

NET RECEIVABLES - THIRD PARTY                              -           -             -             -             -         -
NET RECEIVABLES - INTERCOMPANY                             -           -             -             -             -         -
NET INVENTORIES                                            -           -             -             -             -         -
TOTAL PREPAID EXPENSES                                     -           -             -             -             -         -
                                                    -------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                       -           -             -             -             -         -
                                                    -------------------------------------------------------------------------

NET FIXED ASSETS                                           -           -             -             -             -         -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                    -           -             -             -             -         -
OTHER NONCURRENT ASSETS                                    -           -             -             -             -         -

TOTAL NON-CURRENT ASSETS                                   -           -             -             -             -         -
                                                    -------------------------------------------------------------------------
TOTAL ASSETS                                               -           -             -             -             -         -
                                                    =========================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                        -           -             -             -             -         -
POST-PETITION PAYABLES - THIRD PARTY                       -           -             -             -             -         -
POST-PETITION PAYABLES - INTERCOMPANY                      -           -             -             -             -         -
TOTAL POST-PETITION ACCRUALS                               -           -             -             -             -         -
                                                    -------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                    -           -             -             -             -         -

TOTAL POST-PETITION NON-CURRENT LIABILITI                  -           -             -             -             -         -

TOTAL PREPETITION  LIABILITIES                             -     828,812       199,078           673             -         -
                                                    -------------------------------------------------------------------------
TOTAL LIABILITIES                                          -     828,812       199,078           673             -         -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                     -    (828,812)     (199,078)         (673)            -         -
                                                    -------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                     -           -             -             -             -         -
                                                    =========================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDI
Statement of Financial Position
As of December 1, 2002
(in U.S. $'s)

                                                                                                       Polaroid Asia
                                                    Polaroid Memorial    Polaroid                       Pacific              PMC,
                                                        Drive LLC      Partners, Inc.   Polint, Inc.  International, Inc.    Inc.
                                                        --------      --------------   ------------  -------------------  --------
ASSETS
------
TOTAL CASH                                                   -             -                 -                -              -

NET RECEIVABLES - THIRD PARTY                                -             -                 -                -              -
NET RECEIVABLES - INTERCOMPANY                               -             -                 -                -              -
NET INVENTORIES                                              -             -                 -                -              -
TOTAL PREPAID EXPENSES                                       -             -                 -                -              -
                                                     ---------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                         -             -                 -                -              -
                                                     ---------------------------------------------------------------------------

NET FIXED ASSETS                                             -             -                 -                -              -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                      -             -                 -                -              -
OTHER NONCURRENT ASSETS                                      -             -                 -                -              -

TOTAL NON-CURRENT ASSETS                                     -             -                 -                -              -
                                                     ---------------------------------------------------------------------------
TOTAL ASSETS                                                 -             -                 -                -              -
                                                     ===========================================================================

LIABILITIES
-----------
POST-PETITION NOTES                                          -             -                 -                -              -
POST-PETITION PAYABLES - THIRD PARTY                         -             -                 -                -              -
POST-PETITION PAYABLES - INTERCOMPANY                        -             -                 -                -              -
TOTAL POST-PETITION ACCRUALS                                 -             -                 -                -              -
                                                     ---------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITI                        -             -                 -                -              -


TOTAL POST-PETITION NON-CURRENT LIABILITI                    -             -                 -                -              -

TOTAL PREPETITION  LIABILITIES                               -             -                 -            6,034            228

                                                     ---------------------------------------------------------------------------
TOTAL LIABILITIES                                            -             -                 -            6,034            228

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                       -             -                 -           (6,034)          (228)

                                                     ---------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                       -                 -                -              -             -
                                                     ===========================================================================


[TABLE CONTINUED]

                                                     International     Mag Media,   Polaroid Eyewear   Polaroid Dry
                                                     Polaroid Corp.     Limited      Far East Inc.     Imaging LLC
ASSETS                                               --------------     -------      -------------     -----------
------

TOTAL CASH                                                    -             -                 -               -

NET RECEIVABLES - THIRD PARTY                                 -             -                 -               -
NET RECEIVABLES - INTERCOMPANY                                -             -                 -               -
NET INVENTORIES                                               -             -                 -               -
TOTAL PREPAID EXPENSES
                                                  --------------------------------------------------------------
                                                              -             -                 -               -
TOTAL CURRENT ASSETS                              --------------------------------------------------------------

                                                              -             -                 -               -
NET FIXED ASSETS
                                                              -             -                 -               -
INVESTMENT IN DEBTOR SUBSIDIARY COMPANIES                     -             -                 -               -
OTHER NONCURRENT ASSETS
                                                              -             -                 -               -
TOTAL NON-CURRENT ASSETS
                                                  --------------------------------------------------------------
                                                              -             -                 -               -
TOTAL ASSETS                                      ==============================================================


LIABILITIES
-----------
POST-PETITION NOTES                                           -             -                 -               -
POST-PETITION PAYABLES - THIRD PARTY                          -             -                 -               -
POST-PETITION PAYABLES - INTERCOMPANY                         -             -                 -               -
TOTAL POST-PETITION ACCRUALS                                  -             -                 -               -
                                                  --------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                       -             -                 -               -

TOTAL POST-PETITION NON-CURRENT LIABILITIES                   -             -                 -               -

TOTAL PREPETITION  LIABILITIES                                -             -                 -               -

                                                  --------------------------------------------------------------
TOTAL LIABILITIES                                             -             -                 -               -

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                        -             -                 -               -

                                                  --------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                        -             -                 -               -
                                                  ==============================================================


POLAROID CORPORATION AND DEBTOR SUBSIDI
Statement of Financial Position
As of December 1, 2002
(in U.S. $'s)

                                                    Polaroid
                                                     Online
                                                 Services, Inc.      Subtotal     US Adjustments      Eliminations       Total
                                                 --------------      --------     --------------      ------------       -----
ASSETS
------

TOTAL CASH                                               -           13,097,935                 -                  -   13,097,935

NET RECEIVABLES - THIRD PARTY                            -              280,213                 -                  -      280,213
NET RECEIVABLES - INTERCOMPANY                           -                    -                 -                  -            -
NET INVENTORIES                                          -                    -                 -                  -            -
TOTAL PREPAID EXPENSES                                   -                    -                 -                  -            -

                                                 ---------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     -           13,378,148                 -                  -   13,378,148
                                                 ---------------------------------------------------------------------------------

NET FIXED ASSETS                                         -                    -                 -                  -            -

INVESTMENT IN DEBTOR SUBSIDIARY COMPANI                  -           78,611,939       (78,461,939)          (150,000)          (0)
OTHER NONCURRENT ASSETS                                  -              462,226                 -                  -      462,226

TOTAL NON-CURRENT ASSETS                                 -           79,074,165       (78,461,939)          (150,000)     462,226

                                                 ---------------------------------------------------------------------------------
TOTAL ASSETS                                             -           92,452,313       (78,461,939)          (150,000)  13,840,374
                                                 =================================================================================


LIABILITIES
-----------
POST-PETITION NOTES                                      -                    -                 -                  -            -
POST-PETITION PAYABLES - THIRD PARTY                     -            1,100,260                 -                  -    1,100,260
POST-PETITION PAYABLES - INTERCOMPANY                    -                    -                 -                  -            -
TOTAL POST-PETITION ACCRUALS                             -              795,478                 -                  -      795,478

                                                 ---------------------------------------------------------------------------------
TOTAL POST-PETITION CURRENT LIABILITIES                  -            1,895,738                 -                  -    1,895,738

TOTAL POST-PETITION NON-CURRENT LIABILITI                -                    -                 -                  -            -

TOTAL PREPETITION  LIABILITIES                           -          860,978,847                 -                  -  860,978,847

                                                 ---------------------------------------------------------------------------------
TOTAL LIABILITIES                                        -          862,874,585                 -                  -  862,874,585

TOTAL SHAREHOLDER'S EQUITY / (DEFICIT)                   -         (770,422,272)      (78,461,939)          (150,000)(849,034,211)

                                                 ---------------------------------------------------------------------------------
TOTAL LIABILITIES & EQUITY / (DEFICIT)                   -           92,452,313       (78,461,939)          (150,000)  13,840,374
                                                 =================================================================================

POLAROID CORPORATION AND DEBTOR SUBSIDIARY COMPANIES
Schedule of Pre-petition Liabilities
As of December 1, 2002
(in U.S. $'s)

                                                                                                                    Polaroid
                                                   Polaroid   Polaroid Latin Polaroid Asia     Inner     Polaroid   Digital
                                                 Corporation  America Corp.  Pacific Ltd.      City,     Eyewear,   Solutions,
                                                                                               Inc.      Inc.       Inc.
                                                 ------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                    17,858,030            -           -             -           -           -
     Non-Interest Overdrafts                                -            -           -             -           -           -
     Current Long-Term Debt                       573,900,990            -           -             -           -           -
                                                 ------------------------------------------------------------------------------
PRE-PETITION NOTES                                591,759,019            -           -             -           -           -

Pre-Petition Payables
     Trade Accounts Payable                        58,663,695      162,520           -        77,106           -           -
     Interco Payables-US to Foreign                         -            -           -             -           -           -
     Interco Payables-Foreign to US                         -            -           -             -           -           -
     Interco Payables-Domestic Subs                         -            -           -             -           -           -
     Interco Payables-Foreign Subs                          -            -           -             -           -           -
                                                 ------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                        58,663,695      162,520           -        77,106           -           -

Pre-Petition Accruals:
     Reserve Restructuring                         11,452,323            -           -             -           -           -
     Accrued Payroll & Related Expenses             8,692,842            -      64,705             -           -           -
     Accrued Tax & Gov't Accounts                           -            -           -             -           -           -
     Accrued Income Taxes                             (17,456)           -           -             -           -           -
     Deferred Income Tax - Current                          -            -           -             -           -           -
     Accrued Warranty                                       -            -           -             -           -           -
     Other Accrued Liabilities                     48,992,819       31,007           -             -           -           -
     Post-Retirement Medical                                -            -           -             -           -           -
     Post-Employment Benefits                               -            -           -             -           -           -
     Other Accrued Taxes                           11,984,603            -           -             -           -           -
                                                 ------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                        81,105,132       31,007      64,705             -           -           -

                                                 ------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES            731,527,846      193,527      64,705        77,106           -           -
                                                 ------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
     Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                                -            -           -             -           -           -
     Post-Employment Benefits                      31,510,165            -           -             -           -           -
     Long-Term Debt                                         -            -           -             -           -           -
     Deferred Taxes                                 1,891,782        8,639           -             -           -           -
     Other                                         94,670,253            -           -             -           -           -
                                                 ------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES        128,072,199        8,639           -             -           -           -

                                                 ------------------------------------------------------------------------------

TOTAL PRE-PETITION LIABILITIES                    859,600,046      202,165      64,705        77,106           -           -
                                                ===============================================================================

[TABLE CONTINUED]


                                                 Polaroid ID   Polaroid      Sub Debt       PRD
                                                 Systems,      Malaysia,     Partners   Investment,
                                                   Inc.          Ltd.          Corp.         Inc.
                                                -----------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                         -             -            -             -
     Non-Interest Overdrafts                            -             -            -             -
     Current Long-Term Debt                             -             -            -             -
                                                -----------------------------------------------------
PRE-PETITION NOTES                                      -             -            -             -

Pre-Petition Payables
     Trade Accounts Payable                       614,635             -            -             -
     Interco Payables-US to Foreign                     -             -            -             -
     Interco Payables-Foreign to US                     -             -            -             -
     Interco Payables-Domestic Subs                     -             -            -             -
     Interco Payables-Foreign Subs                      -             -            -             -
                                                -----------------------------------------------------
TOTAL PRE-PETITION PAYABLES                       614,635             -            -             -

Pre-Petition Accruals:
     Reserve Restructuring                              -             -            -             -
     Accrued Payroll & Related Expenses                 -             -            -             -
     Accrued Tax & Gov't Accounts                       -             -            -             -
     Accrued Income Taxes                         214,177       199,078            -             -
     Deferred Income Tax - Current                      -             -            -             -
     Accrued Warranty                                   -             -            -             -
     Other Accrued Liabilities                          -             -          673             -
     Post-Retirement Medical                            -             -            -             -
     Post-Employment Benefits                           -             -            -             -
     Other Accrued Taxes                                -             -            -             -
                                                -----------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                       214,177       199,078          673             -
                                                -----------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES            828,812       199,078          673             -
                                                -----------------------------------------------------

NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                            -             -            -             -
     Post-Employment Benefits                           -             -            -             -
     Long-Term Debt                                     -             -            -             -
     Deferred Taxes                                     -             -            -             -
     Other                                              -             -            -             -
                                                -----------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES              -             -            -             -
                                                -----------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                    828,812       199,078          673             -
                                                =====================================================


POLAROID CORPORATION AND DEBTOR SUBSICIARY C
Schedule of Pre-petition Liabilities
As of December 1, 2002
(in U.S. $'s)


                                               PRD                                                        Polaroid Asia
                                             Capital,   Polaroid Memorial      Polaroid                       Pacific         PMC,
                                              Inc.          Drive LLC       Partners, Inc.  Polint, Inc.  International, Inc. Inc.
                                           ----------   -----------------   --------------  -----------   ------------------- -----
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                 -                -                -             -                -               -
     Non-Interest Overdrafts                    -                -                -             -                -               -
     Current Long-Term Debt                     -                -                -             -                -               -
                                           ----------------------------------------------------------------------------------------
PRE-PETITION NOTES                              -                -                -             -                -               -

Pre-Petition Payables
     Trade Accounts Payable                     -                -                -             -                -               -
     Interco Payables-US to Foreign             -                -                -             -                -               -
     Interco Payables-Foreign to US             -                -                -             -                -               -
     Interco Payables-Domestic Subs             -                -                -             -                -               -
     Interco Payables-Foreign Subs              -                -                -             -                -               -
                                           ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                     -                -                -             -                -               -

Pre-Petition Accruals:
     Reserve Restructuring                      -                -                -             -                -               -
     Accrued Payroll & Related Expenses         -                -                -             -            6,034               -
     Accrued Tax & Gov't Accounts               -                -                -             -                -               -
     Accrued Income Taxes                       -                -                -             -                -             228
     Deferred Income Tax - Current              -                -                -             -                -               -
     Accrued Warranty                           -                -                -             -                -               -
     Other Accrued Liabilities                  -                -                -             -                -               -
     Post-Retirement Medical                    -                -                -             -                -               -
     Post-Employment Benefits                   -                -                -             -                -               -
     Other Accrued Taxes                        -                -                -             -                -               -
                                           ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                     -                -                -             -            6,034             228

                                           ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES          -                -                -             -            6,034             228
                                           ----------------------------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                    -                -                -             -                -               -
     Post-Employment Benefits                   -                -                -             -                -               -
     Long-Term Debt                             -                -                -             -                -               -
     Deferred Taxes                             -                -                -             -                -               -
     Other                                      -                -                -             -                -               -
                                           ----------------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES      -                -                -             -                -               -

                                           ----------------------------------------------------------------------------------------
                                                -                -                -             -            6,034             228
TOTAL PRE-PETITION LIABILITIES             ========================================================================================



[TABLE CONTINUED]
                                                 Internationa      Mag Media,    Polaroid Eyewear   Polaroid Dry
                                                  olaroid Cor       Limited       Far East Inc.     Imaging LLC
                                              ---------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                          -                -                -                -
     Non-Interest Overdrafts                             -                -                -                -
     Current Long-Term Debt                              -                -                -                -
                                              ---------------------------------------------------------------------
PRE-PETITION NOTES                                       -                -                -                -

Pre-Petition Payables
     Trade Accounts Payable                              -                -                -                -
     Interco Payables-US to Foreign                      -                -                -                -
     Interco Payables-Foreign to US                      -                -                -                -
     Interco Payables-Domestic Subs                      -                -                -                -
     Interco Payables-Foreign Subs                       -                -                -                -
                                              ---------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                              -                -                -                -

Pre-Petition Accruals:
     Reserve Restructuring                               -                -                -                -
     Accrued Payroll & Related Expenses                  -                -                -                -
     Accrued Tax & Gov't Accounts                        -                -                -                -
     Accrued Income Taxes                                -                -                -                -
     Deferred Income Tax - Current                       -                -                -                -
     Accrued Warranty                                    -                -                -                -
     Other Accrued Liabilities                           -                -                -                -
     Post-Retirement Medical                             -                -                -                -
     Post-Employment Benefits                            -                -                -                -
     Other Accrued Taxes                                 -                -                -                -
                                              ---------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                              -                -                -                -

                                              ---------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                   -                -                -                -
                                              ---------------------------------------------------------------------


NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                             -                -                -                -
     Post-Employment Benefits                            -                -                -                -
     Long-Term Debt                                      -                -                -                -
     Deferred Taxes                                      -                -                -                -
     Other                                               -                -                -                -
                                              ---------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES               -                -                -                -

                                              ---------------------------------------------------------------------
                                                         -                -                -                -
TOTAL PRE-PETITION LIABILITIES                =====================================================================


POLAROID CORPORATION AND DEBTOR SUBSIDIARY C
Schedule of Pre-petition Liabilities
As of December 1, 2002
(in U.S. $'s)

                                                   Polaroid
                                                   Online
                                                   Services, Inc.   Subtotal     US Adjustments    Eliminations       Total
                                                 ---------------------------------------------------------------------------------
CURRENT LIABILITIES
-------------------
Pre-Petition Notes:
     Bank Notes                                            -        17,858,030                 -              -       17,858,030
     Non-Interest Overdrafts                               -                 -                 -              -                -
     Current Long-Term Debt                                -       573,900,990                 -              -      573,900,990
                                                 --------------------------------------------------------------------------------
PRE-PETITION NOTES                                         -       591,759,019                 -              -      591,759,019

Pre-Petition Payables
     Trade Accounts Payable                                -        59,517,956                 -              -       59,517,956
     Interco Payables-US to Foreign                        -                 -                 -              -                -
     Interco Payables-Foreign to US                        -                 -                 -              -                -
     Interco Payables-Domestic Subs                        -                 -                 -              -                -
     Interco Payables-Foreign Subs                         -                 -                 -              -                -
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION PAYABLES                                -        59,517,956                 -              -       59,517,956

Pre-Petition Accruals:
     Reserve Restructuring                                 -        11,452,323                 -              -       11,452,323
     Accrued Payroll & Related Expenses                    -         8,763,581                 -              -        8,763,581
     Accrued Tax & Gov't Accounts                          -                 -                 -              -                -
     Accrued Income Taxes                                  -           396,027                 -              -          396,027
     Deferred Income Tax - Current                         -                 -                 -              -                -
     Accrued Warranty                                      -                 -                 -              -                -
     Other Accrued Liabilities                             -        49,024,499                 -              -       49,024,499
     Post-Retirement Medical                               -                 -                 -              -                -
     Post-Employment Benefits                              -                 -                 -              -                -
     Other Accrued Taxes                                   -        11,984,603                 -              -       11,984,603
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION ACCRUALS                                -        81,621,033                 -              -       81,621,033

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION CURRENT LIABILITIES                     -       732,898,009                 -              -      732,898,009
                                                 --------------------------------------------------------------------------------

NON-CURRENT LIABILITIES
-----------------------
Pre-Petition Non-Current Liabilities:
     Post-Retirement Medical                               -                 -                 -              -                -
     Post-Employment Benefits                              -        31,510,165                 -              -       31,510,165
     Long-Term Debt                                        -                 -                 -              -                -
     Deferred Taxes                                        -         1,900,421                 -              -        1,900,421
     Other                                                 -        94,670,253                 -              -       94,670,253
                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION NON-CURRENT LIABILITIES                 -       128,080,838                 -              -      128,080,838

                                                 --------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                             -       860,978,847                 -              -      860,978,847
                                                 ================================================================================

Polaroid Corporation
Statement of Operations and Taxes
For the period 11/04/02 - 12/01/02
(in U.S.$'s)

Debtor Name:            Polaroid Corporation
Case No:                01-10864





Except for those taxes triggered by the sale transaction on July 31, 2002, for for which funds were either paid or provided for in a tax escrow account, no additional taxes were incurred or paid by Primary PDC, Inc. (formerly Polaroid Corporation) or the other Debtor companies in November 2002.

BANK OF NEW YORK
Business Banking Statement



[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          11/01/02 to 11/29/02
                                                                       Page:            1 of 3
                                                                       Enclosures:      16
                                                                                                                           5354
                                                                                                                         --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                            Credit
of Accounts          Account Type            Account No.                      Assets             Loans            Available
                     Checking Account        690-3534891                           155,000.00
                     Mutual Fund             76001691637                         9,120,482.78
                     TOTAL                                                       9,275,482.78                .00               .00
                     -------------------------------------------------- ------------------ ------------------ -----------------

Mutual Fund          MUTUAL FUNDS
Information          *   are NOT insured by the FDIC
                     *   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     *   are subject to investment risks, including possible loss of principal amount invested.

Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                      Debits             Credits           Balance
                     11/01   OPENING BALANCE                                                                            155,000.00
                     ------- ------------------------------------------ ------------------ ------------------ -----------------
                     11/07   B/O:POLAROID CORP                                                      1,567,421.00      1,722,421.00
                             2002110702068NPN
                     11/07   CHECKINVEST TRANSFER                                1,567,421.00-                          155,000.00
                     11/12   2 CHECKS                                               70,286.00-                           84,714.00
                     11/12   CHECKINVEST TRANSFER                                                      70,286.00        155,000.00
                     11/13   3 CHECKS                                               44,522.03-                          110,477.97
                     11/13   CHECKINVEST TRANSFER                                                      44,522.03        155,000.00
                     11/14   1 CHECK                                               140,134.56-                           14,865.44
                     11/14   CHECKINVEST TRANSFER                                                     140,134.56        155,000.00
                     11/15   1 CHECK                                                 5,165.31-                          149,834.69
                     11/15   CHECKINVEST TRANSFER                                                       5,165.31        155,000.00
                     11/19   1 CHECK                                               120,982.61-                           34,017.39
                     11/19   CHECKINVEST TRANSFER                                                     120,982.61        155,000.00
                     11/21   1 CHECK                                               235,432.02-                           80,432.02-
                     11/21   CHECKINVEST TRANSFER                                                     235,432.02        155,000.00
                     11/22   1 CHECK                                                21,676.82-                          133,323.18
                     11/22   CHECKINVEST TRANSFER                                                      21,676.82        155,000.00
                     11/25   2 CHECKS                                               10,332.08-                          144,667.92
                     11/25   CHECKINVEST TRANSFER                                                      10,332.08        155,000.00
                     11/28   DEPOSIT                                                                    4,787.00        159,787.00
                     11/28   1 CHECK                                                36,454.00-                          123,333.00

[The Bank of New York Letterhead]                                                                    Business Banking Statement

                                                                       Period:          08/31/02 to 09/30/02
                                                                       Page:            1 of 4
                                                                       Enclosures:      55
                                                                                                                           5536
                                                                                                                         --9--K
                                            PRIMARY PDC, INC
                                            1265 MAIN ST
                                            WALTHAM, MA  02451-1743

Summary                                                                                                            Credit
of Accounts          Account Type             Account No.                     Assets             Loans            Available
                     Checking Account         690-3534891                          155,000.00
                     Mutual Fund              76001691637                       11,703,927.09
                     TOTAL                                                      11,858,927.09                .00               .00
                     -------------------------------------------------- ------------------ ------------------ -----------------

Mutual Fund          MUTUAL FUNDS
Information          *   are NOT insured by the FDIC
                     *   are NOT deposits or other obligations of The Bank of New York and are NOT guaranteed by The Bank of New York; and
                     *   are subject to investment risks, including possible loss of principal amount invested.

Check                Activity                                                                           Account No. 690-3534891
Invest
                     Date    Description                                      Debits             Credits           Balance
                     08/31   OPENING BALANCE                                                                            155,000.00
                     ------- ------------------------------------------ ------------------ ------------------ -----------------
                     09/03   B/O:PRIMARY PDC INC CMF                                                   11,805.45        166,805.45
                             OF 02/09/03
                     09/03   2 CHECKS                                               10,819.15-                          155,986.30
                     09/03   CHECKINVEST TRANSFER                                      986.30-                          155,000.00
                     09/05   1 CHECK                                               263,542.08-                          108,542.08-
                     09/05   CHECKINVEST TRANSFER                                                     263,542.08        155,000.00
                     09/06   2 CHECKS                                               24,078.33-                          130,921.67
                     09/06   CHECKINVEST TRANSFER                                                      24,078.33        155,000.00
                     09/09   6 CHECKS                                            1,152,565.29-                          997,565.29-
                     09/09   CHECKINVEST TRANSFER                                                   1,152,565.29        155,000.00
                     09/10   4 CHECKS                                              135,212.23-                           19,787.77
                     09/10   CHECKINVEST TRANSFER                                                     135,212.23        155,000.00
                     09/11   3 CHECKS                                                3,565.03-                          151,434.97
                     09/11   CHECKINVEST TRANSFER                                                       3,565.03        155,000.00
                     09/12   2 CHECKS                                              118,162.86-                           36,837.14
                     09/12   CHECKINVEST TRANSFER                                                     118,162.86        155,000.00
                     09/13   1 CHECK                                                   615.61-                          154,384.39
                     09/13   CHECKINVEST TRANSFER                                                         615.61        155,000.00
                     09/16   6 CHECKS                                               33,558.62-                          121,441.38
                     09/16   CHECKINVEST TRANSFER                                                      33,558.62        155,000.00
                     09/17   4 CHECKS                                                6,000.00-                          149,000.00

                                     EXHIBIT B

[PG NUMBER]

                                  Exhibit B
                                  ---------

                   Monthly Operating Reports Service Parties


Kevin Pond                                      William H. Sudell, Jr., Esq.
Polaroid Corporation                            Morris Nichols, Arsht & Tunnell
f/k/a Primary PDC, Inc.                         1201 North Market Street
1265 Main Street                                Wilmington, DE 19899
Waltham, MA 02451                               By Hand-Delivery
By Overnight Courier
                                                Scott D. Cousins, Esq.
Mark Kenney, Esq.                               Scott Salerni, Esq.
Office of the U.S. Trustee                      Greenberg Traurig, LLP
844 King Street                                 The Brandywine Building
Wilmington, DE  19899                           1000 West Street, Suite 1540
By Hand-Delivery                                Wilmington, DE 19801
                                                By Hand-Delivery
Brendan Linehan Shannon, Esq.
Young Conaway Stargatt & Taylor LLP             Alfred A. Gray, Jr., Esq.
The Brandywine Building, 17th Floor             Greenberg Traurig, LLP
1000 West Street                                One International Place
P.O. Box 391                                    Third Floor
Wilmington, DE 19899                            Boston, MA 02110
By Hand-Delivery                                By Overnight Courier

Fred Hodara, Esq.                               Patricia Schrage, Esq.
Philip Dublin, Esq.                             Securities & Exchange Commission
Akin, Gump, Strauss, Hauer                      New York Office
  & Feld, L.L.P.                                Branch/Reorganization
590 Madison Avenue                              233 Broadway
New York, NY 10022                              New York, NY  10279
By Overnight Courier                            By Overnight Courier

Marshall Huebner, Esq.
Davis, Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
By Overnight Courier

Robert Scheibe, Esq.
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, NY 10178
By Overnight Courier